UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
————————————————
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, FL 32256
(Address of principal executive offices)

(800) 342-2824
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 13, 2013, Atlantic Coast Financial Corporation (the “Company”) commenced the mailing of its proxy statement and related proxy materials seeking stockholder approval of the Agreement and Plan of Merger by and among the Company, Atlantic Coast Bank, Bond Street Holdings, Inc. (“Bond Street”) and Florida Community Bank, N.A. (the “Merger Agreement”) at a Special Meeting of Stockholders to be held on June 11, 2013.

On May 10, 2013, Bond Street advised the Company that the Federal Reserve Bank of Atlanta approved Bond Street’s application to acquire the Company. The Merger Agreement and the transactions contemplated thereby remain subject to the approval of stockholders of the Company, additional regulatory approvals and other customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: May 13, 2013	By:	/s/ Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Senior Vice President and Chief Financial Officer
(Duly Authorized Representative)